EXHIBIT 10.10

CONTRACT OF PURCHASE AND SALE

(British Columbia)

THIS OFFER to enter into a binding contract of purchase and sale is made this 25th day of May, 2005 by ProDigital Film Studios, Inc., (hereinafter called the "Purchaser") having an address of 749 Main Street, Penticton, BC  V2A 5E1  (250) 488-0968.  The Purchaser, having inspected the real property described as: Lot 9, McLean Creek Road, Okanagan Falls, BC having a legal description of:  Lot 9, Plan 2480, DL 3090, LD 54  SDYD, (the "Property"), on the 24th day of May 2005, hereby offers to purchase the Property from the owners thereof (hereinafter called the "Vendor") for the price and on the terms and subject to the conditions herein set forth, namely:

1.  PURCHASE PRICE:  The purchase price shall be One Million Five-Hundred Thousand Dollars ($1,500,000.00 ) plus One Million Restricted Common Shares (1,000,000) of ProDigital Film Studios, Inc. the sum of which represents consideration for the full listed price of Two Million Three-Hundred Thousand Dollars ($ 2,300,000) payable as follows:

a.

Paid as a refundable deposit by share certificate

the sum of:

  1,000,000 Shares of PRGT

b.

Cash on completion

$ 1,500,000

c.

Balance, if any, as indicated below in the amount of

$

TOTAL

$  2,400,000

Balance, if any, as per paragraph c. above shall be paid as follows: Not Applicable

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2.

TITLE: The title shall be free and clear of all encumbrances except existing restrictions, exceptions and conditions reserved in favor of the Crown, registered restrictive covenants and rights of way in favor of utilities and public authorities, statutory building schemes, building, zoning and other municipal or government restrictions, the existing tenancies specified below, if any, and any other exceptions set out herein. If the Vendor has existing financial encumbrances to clear from the title, the Vendor may wait to pay and discharge such until immediately after receipt of the sales proceeds (provided such is sufficient). In such event, however, the Purchaser shall pay the sales proceeds to a lawyer or notary in trust, on undertakings to pay and discharge the financial encumbrances, and the balance, if any, shall be paid to the Vendor.

3.

COMPLETION: The sale shall be completed on or before the 31st day of August, 20005 (the Completion Date) at the appropriate Land Title Office. Tender or payment of monies by the Purchaser to the Vendor shall be by certified cheque, bank draft or lawyer's or notary's trust cheque. All documents required to give effect to this contract shall be delivered on or before the Completion Date and shall be, where necessary, in a form acceptable for registration in the appropriate Land Title Office. Time is of the essence and unless the balance of the cash payment is paid and such formal agreement to pay the balance as may be necessary is entered into on or before the Completion Date, the Vendor may, at the Vendor's option, terminate this contract and in such event the amount paid by the Purchaser will be absolutely forfeited to the Vendor on account of damages, without prejudice to the Vendor's other remedies. If the Purchaser is relying upon a new mortgage to finance the purchase of the Property, the Purchaser, while still required to pay the Purchase Price on the Completion Date, may wait to pay the net proceeds to such mortgage to the Purchaser's solicitor until after the transfer and new mortgage documents have been lodged for registration in the appropriate Land Title Office, but only if, before such lodging, the Purchaser has: a) made available for tender to the Vendor that portion of the Purchase Price due on completion less the net proceeds of the new mortgage, and b) fulfilled all of the new mortgagee's conditions for funding except lodging of the mortgage for registration, and c) made available to the Vendor a lawyer's or notary's undertaking to pay the balance due on completion upon the lodging of the transfer and new mortgage documents and the advance by the mortgagee of the mortgage proceeds.

4.

ADJUSTMENTS: The Purchaser will assume and pay all taxes, rates, local improvement assessments, fuel, utilities and other charges from and including the 31st day of August, 2005 (the "Adjustment Date") from which date all adjustments both incoming and outgoing of whatsoever nature will be made and the Vendor shall pay all such charges to such date. The balance of the Purchase Price due on Completion shall reflect such Adjustments.

5.

COSTS: The Purchaser will bear all costs of the conveyance and, if applicable, the costs related to arranging a mortgage, and the Vendor will bear all costs of clearing the title.

6.

POSSESSION: The Purchaser will have vacant possession of the Property at 12:00 noon on the 1st  day of September, 2005, (the "Possession Date").

7.

RISK: All the buildings on the Property and all other items included in the Purchase Price will be and remain at the risk of the Vendor until 12:01 a.m. on the Completion Date. After that time, the Property and all included items will be at the risk of the Purchaser. In the event that the building or other items included in the purchase and sale are destroyed or substantially damaged prior to Completion, the Purchaser shall elect prior to the Completion Date by notice in writing either to terminate this agreement and have the deposit together with any accrued interest returned or to complete the purchase with the benefit of any insurance proceeds to be for the account of the Purchaser.

8.

INCLUDED ITEMS: The Purchase Price includes any buildings, improvements, fixtures, appurtenances and attachments thereto and all blinds, awnings, screen doors and windows, curtain rods, tracks and valences, fixed mirrors, fixed carpeting, electric, plumbing, heating and air conditioning fixtures and all appurtenances and attachments thereto as viewed by the Purchaser at the date of inspection including

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but excluding ________________________________________________________________________________________________________________

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The Property and all included items shall be in substantially the same condition at the Possession Date as when viewed by the Purchaser on the Inspection date.

9.

CONDITIONS: In addition to all other conditions contained herein, the Purchaser is submitting this offer on the following express conditions, which conditions the Vendor by accepting this offer warrants and represents to be true, namely:

a.

The Property has been used only as a residential property by the Vendor until the date of sale and is exempt from the payment of GST on sale;

b.

The Vendor is not now nor will 60 days after Possession Date be a non-resident of Canada within the meaning of the Income Tax Act of Canada nor is the Vendor the agent or trustee for anyone with an interest in this property who is or will, 60 days from the Possession Date, be a non-resident of Canada within the meaning of the Income Tax Act of Canada.

c.

The attached Property Condition Disclosure Statement dated the  31 day of

  May

, 2005

 is true and correct and is incorporated into this

contract and forms an integral part thereof.

d.

The Property has [

] has not [ ] been insulated with urea formaldehyde.

Not Applicable.

e.

Other

   Not Applicable.

f.

Each condition contained in this agreement is for the sole benefit of the party indicated, where so indicated and unless each condition is waived or declared fulfilled by written notice given by the benefiting party to the other party on or before the date specified for each condition, this contract will thereupon be terminated and any deposit paid hereunder shall be immediately returned.

10.

GENERAL:

a.

There are no warranties, representations, guarantees, promises, or agreements other than those set out herein, all of which shall survive the completion of the sale.

b.

Any reference to a party in this contract includes that party's heirs, executors, administrators, and assigns and the singular includes the plural and the feminine includes the masculine.

11.

TIME FOR ACCEPTANCE: This offer (or counter-offer, as the case may be) is open for acceptance until  9 o'clock am on the 30th  day of May, 2005 and upon acceptance thereof in writing with notification to the other party of such acceptance.

THIS CONTRACT SHALL BE A BINDING CONTRACT OF PURCHASE AND SALE ON THE TERMS AND CONDITIONS SET OUT HEREIN.

 /s/ Darone M. Davis

           Darone M. Davis, President/CEO

Purchaser

          Darone M. Davis, Per ProDigital Film Studios, Inc.

Witness

THE VENDOR HEREBY ACCEPTS THE ABOVE OFFER THIS  31

 DAY OF

  May

, 2005, acknowledges receipt of the deposit, and agrees to complete the sale on the terms and conditions set out herein.

/s/ Ray Hennessey

/s/ Jack Dacyk

 586519 B.C. Ltd.

 B. Clark

Vendor

Print name

Witness

_____________________

_____________________

Vendor

Print name

Witness

________________________________

Vendor's address

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Home phone

Work phone

CONVEYANCING INFORMATION:

Patrick Bell

(250) 494-6621

Name of purchaser's lawyer/notary

Phone

101-13211 North Victoria Rd., P.O. Box 520, Summerland, BC  V0H 1Z0

Address

Name of vendor's lawyer/notary

Phone

Address